                                                                   EXHIBIT 10.17


                THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL
                              AND CO-SALE AGREEMENT


         AGREEMENT, dated as of February 13, 1998 by and among Aspect Medical Systems, Inc., a Delaware corporation (the "Company"), those persons whose names are set forth under the heading "Preferred Shareholders" on SCHEDULE I hereto (the "Preferred Shareholders"); and each of the persons who is currently a holder of the Common Stock, $.01 par value per share (the "Common Stock"), of the Company, or a holder of options to purchase shares of the Common Stock, and whose name is listed under the heading "Key Stockholders" on SCHEDULE II hereto, and each of the persons who shall, after the date hereof, acquire shares of Common Stock of the Company or options to purchase Common Stock and join in and become a party to this Agreement by executing and delivering to the Company an Instrument of Accession in the form of SCHEDULE III hereto (such persons being hereinafter referred to collectively as the "Key Stockholders").

         WHEREAS, certain of the Preferred Shareholders and the Key Stockholders, are parties to a Second Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of February 26, 1997 (the "Old Co-Sale Agreement"), pursuant to which such Key Stockholders agreed to certain restrictions with respect to the transfer of their equity securities of the Company;

         WHEREAS, pursuant to a Series D Convertible Preferred Stock Agreement dated as of the date hereof (the "Series D Purchase Agreement") certain of the Preferred Shareholders identified in SCHEDULE I are purchasing Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred Stock"); and

         WHEREAS, it is a condition to the obligations of such Preferred Shareholders under the Series D Purchase Agreement that this Agreement be executed by the parties hereto to amend and restate the Old Co-Sale Agreement as set forth herein, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. AMENDMENT TO OLD CO-SALE AGREEMENT. The Old Co-Sale Agreement is hereby amended and restated upon the terms and conditions contained in this Agreement to read in its entirety as provided herein.

         2. DEFINITION OF SHARES. The term "Shares" shall mean and include all equity securities owned by the Key Stockholders, whether presently held or hereafter acquired.

         3. FIRST OFFER. (a) If at any time any of the Key Stockholders wishes to sell, assign, transfer or otherwise dispose of any or all of such Key Stockholder's Shares pursuant to the terms of a bona fide offer received from a third party, such Key Stockholder shall submit a written offer to sell such Shares to the Company on terms and conditions, including price, not less favorable to the Company than those on which such Key Stockholder proposes to sell such Shares to such third party (the "First Offer"). The First Offer shall disclose the identity of the proposed purchaser or transferee, the Shares proposed to be sold or transferred (the "Offered Shares"), the agreed terms of the sale or transfer and any other material facts relating to the sale or transfer. Within fifteen (15) days after receipt of the First Offer, the Company shall give notice to the Key Stockholder of its intent to purchase all or any portion of the Offered Shares on the same terms and conditions as set forth in the First Offer. If the Company does not elect to purchase all of the Offered Shares, then there shall be no right to purchase shares pursuant to this Section 3(a). The Company shall act upon the First Offer as soon as practicable after receipt of the First Offer, and in any event within fifteen (15) days after receipt thereof. In the event that the Company shall elect to purchase all or part of the Offered Shares covered by the First Offer, the Company shall communicate in writing such election to purchase to whichever of the Key Stockholders has made the First Offer, which communication shall be delivered by hand or mailed to such Key Stockholder at the address set forth on SCHEDULE II hereto and as described in Section 7 below and shall, when taken in conjunction with the First Offer be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Shares covered thereby.

         In the event that the Company does not purchase all of the Offered Shares offered by the Key Stockholder pursuant to and within thirty (30) days after the First Offer, the agreement to purchase the Offered Shares shall be deemed null and void. Notwithstanding the provisions of this subsection (a), the Key Stockholder proposing to sell the Offered Shares shall have the discretion to allow the Company to buy a portion of such Offered Shares.

         (b) If the Company fails to purchase all or, subject to the Key Stockholder's consent, any part of the Offered Shares, the Key Stockholder shall submit a written offer (the "Second Offer") to sell such Offered Shares (the "Remaining Shares") to the Preferred Shareholders on terms and conditions, including price, not less favorable to the Preferred Shareholders than those on which such Key Stockholder proposes to sell such Remaining Shares to the third party. The Second Offer shall also disclose the identity of the proposed purchaser or transferee, the Remaining Shares proposed to be sold or transferred, the agreed terms of the sale or transfer and any other material facts relating to the sale or transfer. Within fifteen (15) days after receipt of the Second Offer, the Preferred Shareholders shall give notice to the Key Stockholder of their intent to purchase all or any portion of the Remaining Shares on the same terms and conditions as set forth in the Second Offer. Each Preferred Shareholder shall have the right to purchase that number of the Remaining Shares as shall be equal to the aggregate Remaining Shares multiplied by a fraction, the numerator of which is the number of shares of Common Stock of the Company then owned by such Preferred Shareholder (including any shares of Common Stock deemed to be owned hereunder, being a number of shares equal to that into which the Series A-1 Convertible Preferred Stock, $.01 par value per share (the "Series A-1 Preferred Stock"), Series B-1 Convertible Preferred Stock, $.01 par value per share (the "Series B-1 Preferred Stock"), Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock"), Series D Preferred Stock, Series A-2 Convertible Preferred Stock, $.01 par value per share (the "Series A-2 Preferred Stock"), Series B-2 Convertible Preferred Stock, $.01 par value per share (the "Series B-2 Preferred Stock"), Series C-2 Convertible Preferred Stock, $.01 par value per share (the "Series C-2 Preferred Stock"), and Series D-2 Convertible Preferred Stock, $.01 par value per share (the "Series D-2 Preferred Stock"), held by such Preferred Shareholder is convertible on the date of the Second Offer) and the denominator of which is the aggregate number of shares of said Common Stock then issued and outstanding and held by (and deemed to be held by) all the Preferred Shareholders. (The amount of shares each Preferred Shareholder or Qualified Transferee, as that term is defined below, is entitled to purchase under this Section 3 shall be referred to as its "Pro Rata Fraction"). Each Preferred Shareholder shall have the right to transfer its right to any Pro Rata Fraction or part thereof to any Qualified Transferee. In the event a Preferred Shareholder does not wish to purchase or to transfer its right to purchase its Pro Rata Fraction, then any Preferred Shareholders who so elect shall have the right to purchase, on a pro rata basis with any other Preferred Shareholders who so elect, any Pro Rata Fraction not purchased by a Preferred Shareholder or Qualified Transferee. If the Preferred Shareholders do not elect to purchase all of the Offered Shares, then there shall be no right to purchase shares pursuant to this Section 3(b). Each Preferred Shareholder shall act upon the Second Offer as soon as practicable after receipt of the Second Offer, and in all events within fifteen (15) days after receipt thereof. Each Preferred Shareholder shall have the right to accept the Second Offer as to all or part of the Remaining Shares offered thereby. In the event that a Preferred Shareholder shall elect to purchase all or part of the Remaining Shares covered by the Second Offer, said Preferred Shareholder shall individually communicate in writing such election to purchase to whichever of the Key Stockholders has made the Second Offer, which communication shall be delivered by hand or mailed to such Key Stockholder at the address set forth on
SCHEDULE II hereto and as described in Section 7 below and shall, when taken in conjunction with the Second Offer be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Shares covered thereby.

         In the event that the Preferred Shareholders do not purchase all of the Remaining Shares offered by the Key Stockholder pursuant to and within thirty
(30) days after the Second Offer, each such agreement to purchase the Remaining Shares shall be deemed null and void, and such Remaining Shares may be sold by such Key Stockholder at any time within ninety (90) days after the expiration of the Second

Offer. Any such sale shall be at not less than the price and upon other terms and conditions, if any, not more favorable to the purchaser than those specified in the Second Offer. Notwithstanding the provisions of this subsection (b), the Key Stockholder proposing to sell the Remaining Shares shall have the discretion to allow the Preferred Shareholders to buy a portion of such Remaining Shares. Any Remaining Shares not sold within such 90-day period shall continue to be subject to the requirements of a prior offer and re-sale pursuant to this section.

         For the purposes of this Agreement, a "Qualified Transferee" shall mean any person (i) who is a Preferred Shareholder, (ii) who is an affiliate, as that term is defined in Section 405 of the Securities Act of 1933, as amended, of a Preferred Shareholder, (iii) who is a partner, member or stockholder of a Preferred Shareholder, (provided that if such Preferred Shareholder is publicly-traded, then such transferee must hold at least 10% of the outstanding voting securities of such Preferred Shareholder), or (iv) who acquires at least 25,000 shares of Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock or Series D-2 Preferred Stock of the Company (appropriately adjusted for stock splits, stock dividends, reclassifications, recapitalizations or other similar events).

         4. RIGHT OF PARTICIPATION IN SALES BY KEY STOCKHOLDERS. If at any time any Key Stockholder wishes to sell, or otherwise dispose of any of its Shares to any person (the "Purchaser") in a transaction which is subject to the provisions of Section 3 hereof, each Preferred Shareholder shall have the right to require, as a condition to such sale or disposition, that the Purchaser purchase from said Preferred Shareholder at the same price per Share and on the same terms and conditions as involved in such sale or disposition by the Key Stockholder the same percentage of shares owned (and deemed to be owned hereunder) by such Preferred Shareholder as such sale or disposition (as finally consummated) represents with respect to said Shares then owned by whichever of the Key Stockholders is selling. Any purchase of less than all of such shares by the Purchaser shall be made from the Key Stockholder and each participating Preferred Shareholder pro rata based upon the relative amount of such Shares that the Key Stockholder and each participating Preferred Shareholder is otherwise entitled to sell pursuant to this Section 4. Each Preferred Shareholder wishing so to participate in any such sale or disposition shall notify the selling Key Stockholder of such intention as soon as practicable after receipt of the Second Offer made pursuant to Section 3, and in all events within fifteen (15) days after receipt thereof. In the event that a Preferred Shareholder shall elect to participate in such sale or disposition, said Preferred Shareholder shall individually communicate such election to the selling Key Stockholder, which communication shall be delivered by hand or mailed to such Key Stockholder at the address set forth on SCHEDULE II hereto and as described in Section 7 below. The provisions of this Section 4 shall not apply to the sale of any Shares by a Key Stockholder to the Company or a Preferred Shareholder pursuant to an offer under Section 3.

         5. LIMITATIONS ON RIGHTS OF PREFERRED SHAREHOLDERS. Anything herein to the contrary notwithstanding, the provisions of Sections 3 and 4 shall not apply to any transfer of Shares by a Key Stockholder (i) by gift or bequest or through inheritance to, or for the benefit of such Key Stockholder's spouse, children, parents or siblings, or (ii) by gift to any third party, PROVIDED, HOWEVER, such third party gift has been approved by a majority of the Board of Directors (not including the vote of the applicable Key Stockholder if such Key Stockholder is a member of the Board of Directors), and PROVIDED, FURTHER, that all gifts pursuant to this clause (ii) shall not in the aggregate exceed 15% of any such Key Stockholder's Shares. Anything herein to the contrary notwithstanding, the provisions of Section 4 shall not apply to the transfer by a Key Stockholder of no more than 15% of such Key Stockholder's Shares to a third party in any calendar year.

         6. TERMINATION. This Agreement, and the respective rights and obligations of the parties hereto, shall terminate upon the completion of a firm commitment underwritten public offering of shares of Common Stock in which the aggregate gross proceeds shall be at least $20,000,000 and the price paid by the public for such shares shall exceed $12.00 per share, which number shall be proportionately adjusted for stock splits, stock dividends, combinations, reorganizations and other similar events including a change in capital structure of the Company.

         7. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or mailed by first class, registered or certified mail (air mail if to or from outside the United States), return receipt requested, postage prepaid, if to each Key Stockholder at the respective address set forth on SCHEDULE II hereto or on the Instrument of Accession pursuant to which such Key Stockholder became a party to this Agreement, if to the Preferred Shareholders, at their respective addresses set forth on SCHEDULE I hereto or to such other addresses as the addressee shall have furnished to the other parties hereto in the manner prescribed by this
Section 7.

         8. SPECIFIC PERFORMANCE. The rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

         9. ENTIRE AGREEMENT. This agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter.

         10. WAIVERS AND FURTHER AGREEMENTS. Any of the provisions of this Agreement for the benefit of the Preferred Shareholders may be waived with the consent of the Preferred Shareholders holding at least 55% of the issued and outstanding shares of Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock and Series D-2 Preferred Stock of the Company (including shares of Common Stock into which any such shares may have been converted), voting together as a single class, then held or deemed to be held by all Preferred Shareholders by an instrument in writing. Any waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of that provision or of any other provision hereof. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

         11. AMENDMENTS. Except as otherwise expressly provided herein, this Agreement may not be amended except by an instrument in writing executed by Preferred Shareholders holding at least 55% of the issued and outstanding shares of Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock and Series D-2 Preferred Stock of the Company (including shares of Common Stock into which any such shares may have been converted), voting together as a single class, then held or deemed to be held by all Preferred Shareholders by an instrument in writing.

         12. ASSIGNMENT, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted transferees, except as may be expressly provided otherwise herein.

         13. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provisions shall be reformed and construed so that it will be valid, legal and enforceable to the maximum extent permitted by law.

         14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15. SECTION HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         16. GOVERNING LAW. This agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                    ASPECT MEDICAL SYSTEMS, INC.


                                    By: /s/ Nassib G. Chamoun
                                        ----------------------------------------
                                        Nassib G. Chamoun
                                        President


                                    /s/
                                    --------------------------------------------
                                    Henry L. Hillman, Elsie Hilliard Hillman and
                                    C. G. Grefenstette, Trustees of the Henry L.
                                    Hillman Trust U/A dated 11/18/85


                                    /s/
                                    --------------------------------------------
                                    C. G. Grefenstette and Thomas C. Bigley,
                                    Trustees U/A/T dated 8/28/68 for Juliet Lea
                                    Hillman


                                    /s/
                                    --------------------------------------------
                                    C. G. Grefenstette and Thomas C. Bigley,
                                    Trustees U/A/T dated 8/28/68 for Audrey
                                    Hilliard Hillman


                                    /s/
                                    --------------------------------------------
                                    C. G. Grefenstette and Thomas C. Bigley,
                                    Trustees U/A/T dated 8/28/68 for William
                                    Talbott Hillman


                                    /s/
                                    --------------------------------------------
                                    C. G. Grefenstette and Thomas C. Bigley,
                                    Trustees U/A/T dated 8/28/68 for Henry L.
                                    Hillman, Jr.




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                                          VENHILL LIMITED PARTNERSHIP


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:


                                          JULIET CHALLENGER, INC.


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:


                                          BT ALEX BROWN EMPLOYEE VENTURE FUND


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:


                                          SECOND CENTURY GROWTH DEFERRED
                                          COMPENSATION PLAN: Piper Jaffray, Inc.


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:


                                          THE JOHN BURROUGHS SCHOOL
                                          ENDOWMENT FUND


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                                         /s/ Noubar Afeyan
                                         ---------------------------------------
                                         Noubar Afeyan


                                         /s/ Stanley Lapidus
                                         ---------------------------------------
                                         Stanley Lapidus



                                         POLARIS VENTURE PARTNERS, L.P.


                                         By: Polaris Venture Management Co., LLC
                                             Its General Partner


                                         By: /s/
                                             -----------------------------------
                                             Member



                                         POLARIS VENTURE PARTNERS
                                         FOUNDERS' FUND, L.P.


                                         By: Polaris Venture Management Co., LLC
                                             Its General Partner


                                         By: /s/
                                             -----------------------------------
                                             Member



                                         ONE LIBERTY FUND III, L.P.

                                         By: One Liberty Partners III, L.P.,
                                             Its General Partner


                                         By: /s/ Edwin M. Kania, Jr.
                                             -----------------------------------
                                             Edwin M. Kania, Jr.
                                             General Partner




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                                          GILDE INTERNATIONAL B.V.


                                          By: One Liberty Partners III, L.P.,
                                              its Attorney-in-Fact


                                          By: /s/ Edwin M. Kania, Jr.
                                              ----------------------------------
                                          Title: Edwin M. Kania, Jr.
                                                 General Partner



                                          CHARLES RIVER PARTNERSHIP VII,
                                          LIMITED PARTNERSHIP


                                          By: /s/
                                              ----------------------------------
                                              Name:
                                              Title:



                                          NEW VENTURE PARTNERS III, LIMITED
                                          PARTNERSHIP


                                          By: /s/
                                              ----------------------------------
                                              Name:
                                              Title:



                                          GENSTAR INVESTMENT CORPORATION


                                          By: /s/
                                              ----------------------------------
                                              Name:
                                              Title:



       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                                     HIGHLAND CAPITAL PARTNERS II, LIMITED
                                     PARTNERSHIP

                                     By: Highland Management Partners II Limited
                                         Partnership, its General Partner


                                     By: /s/
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     MAYFIELD ASSOCIATES


                                     By: /s/
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     MAYFIELD MEDICAL PARTNERS


                                     By: /s/
                                         ---------------------------------------
                                     Name:
                                     Title:



                                     MAYFIELD VI


                                     By: /s/
                                         ---------------------------------------
                                         Name:
                                         Title:





       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                               MERRILL, PICKARD, ANDERSON & EYRE IV,
                               LIMITED PARTNERSHIP


                               By: MPAE IV Management Co., L.P.


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               NEW ENTERPRISE ASSOCIATES IV, LIMITED
                               PARTNERSHIP


                               By: New Enterprise Associates IV, Limited
                                   Partnership


                               By: NEA Partners IV, Limited Partnership


                               By: /s/ Nancy Dorman
                                   ---------------------------------------------
                                   Nancy Dorman
                                   General Partner



                               ORCHID & CO., nominee for
                               T. Rowe Price Threshold Fund III, L.P.

                               By: T. Rowe Price Threshold Fund Associates, Inc.
                                   General Partner


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:





       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                               CHANCELLOR LGT PRIVATE CAPITAL
                               PARTNERS III, L.P.


                               By: CPCP Associates, L.P.,
                                   its general partner


                               By: Chancellor LGT Venture Partners, Inc.,
                                   its general partner


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               HLM PARTNERS VII, L.P.


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               SUTTER HILL VENTURES, A CALIFORNIA LIMITED
                               PARTNERSHIP


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               TOW PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:





       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                                   /s/
                                   ---------------------------------------------
                                   William H. Younger, Jr., Trustee of the
                                   Younger Living Trust


                                   /s/
                                   ---------------------------------------------
                                   Paul M. and Marsha R. Wythes, Trustees of
                                   the Wythes Living Trust


                                   /s/ G. Leonard Baker
                                   ---------------------------------------------
                                   G. Leonard Baker


                                   /s/ Ronald L. Perkins
                                   ---------------------------------------------
                                   Ronald L. Perkins


                                   /s/ James C. Gaither
                                   ---------------------------------------------
                                   James C. Gaither


                                   /s/ David L. Anderson
                                   ---------------------------------------------
                                   David L. Anderson


                                   /s/ Tench Coxe
                                   ---------------------------------------------
                                   Tench Coxe


                                   /s/ Robert Carpenter
                                   ---------------------------------------------
                                   Robert Carpenter


                                   /s/ Theodore and Mary Stanley
                                   ---------------------------------------------
                                   Theodore and Mary Stanley




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                                   H&D INVESTMENTS II


                                   By: /s/
                                       -----------------------------------------
                                       Name:  Paul P. Brountas
                                       Title: Partner


                                   /s/ J. Breckenridge Eagle
                                   ---------------------------------------------
                                   J. Breckenridge Eagle


                                   /s/ Vijay J. Shah
                                   ---------------------------------------------
                                   Vijay J. Shah


                                   /s/ Vikas Saini
                                   ---------------------------------------------
                                   Vikas Saini


                                   /s/ J. Neal Armstrong
                                   ---------------------------------------------
                                   J. Neal Armstrong


                                   /s/ Timothy J. Crowley
                                   ---------------------------------------------
                                   Timothy J. Crowley


                                   /s/ Anne De Gheest
                                   ---------------------------------------------
                                   Anne De Gheest


                                   /s/ Robert R. Everett
                                   ---------------------------------------------
                                   Robert R. Everett




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                               THE LOWN CARDIOVASCULAR RESEARCH FOUNDATION


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               /s/ Glen E. Wegner
                               -------------------------------------------------
                               Glen E. Wegner



                               ZED INTERNATIONAL, INC.

                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               BAYVIEW INVESTORS, LTD.

                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                              INTERSTOCK ANSTALT FUR VERMOGENS UND TRUST
                              VERWALTUNG


                               By: /s/
                                   ---------------------------------------------
                                   Authorized Signatory





       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                               SVE STAR VENTURE ENTERPRISES NO. V,
                               A GERMAN CIVIL LAW PARTNERSHIP
                               (WITH LIMITATION OF LIABILITY)


                               By: SVM Star Ventures
                                   Managementgesellschaft mbH Nr. C


                               By: /s/
                                   ---------------------------------------------
                                   Authorized Signatory



                               SVM STAR VENTURES
                               MANAGEMENTGESELLSCHAFT MBH NR.
                               3 & CO. BETEILIGUNGS KG


                               By: SVM Star Ventures
                                   Managementgesellschaft mbH Nr. C


                               By: /s/
                                   ---------------------------------------------
                                   Authorized Signatory


                               /s/ Richard and Julie Rogers
                               -------------------------------------------------
                               Richard and Julie Rogers


                               /s/ Theodore H. Ashford
                               -------------------------------------------------
                               Theodore H. Ashford



                               AENEAS VENTURE CORPORATION


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                               CATALYST VENTURES, LIMITED PARTNERSHIP


                               By: New Enterprise Associates IV, Limited
                                   Partnership


                               By: NEA Partners IV, Limited Partnership


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               WELLS FARGO BANK, TRUSTEE SHV M/P/T FBO
                               DAVID L. ANDERSON


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               WELLS FARGO BANK, TRUSTEE SHV M/P/T FBO
                               TENCH COXE


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               /s/ Caroline Z. Pratt
                               -------------------------------------------------
                               Caroline Z. Pratt


                               /s/ David C. Zraket
                               -------------------------------------------------
                               David C. Zraket




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                               /s/ Suzanne M. Otterbein
                               -------------------------------------------------
                               Suzanne M. Otterbein


                               /s/ Elizabeth Z. Callahan
                               -------------------------------------------------
                               Elizabeth Z. Callahan


                               /s/ William H. Younger, Jr.
                               -------------------------------------------------
                               William H. Younger, Jr.



                               THE STANLEY RESEARCH FOUNDATION


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               FISHERS ISLAND PARTNERS


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               /s/ Philip G. Aberizk
                               -------------------------------------------------
                               Philip G. Aberizk


                               /s/ Nassib G. Chamoun
                               -------------------------------------------------
                               Nassib G. Chamoun


                               -------------------------------------------------
                               Ziad and Lori Chamoun





       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                               /s/ Philip Devlin
                               -------------------------------------------------
                               Philip Devlin as Custodian for Michael
                               Travers Devlin


                               /s/ Farhat N. Homsy, M.D.
                               -------------------------------------------------
                               Farhat N. Homsy, M.D.


                               -------------------------------------------------
                               Veena C. Saini


                               -------------------------------------------------
                               Douglas N. Young


                               -------------------------------------------------
                               Mary Lee Young


                               /s/ Donald Stanski
                               -------------------------------------------------
                               Donald Stanski



                               LANDMARK VENTURES, LIMITED PARTNERSHIP


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               /s/ Nina S. Rohrbasser
                               -------------------------------------------------
                               Nina S. Rohrbasser


                               /s/ Victoria Shah
                               -------------------------------------------------
                               Victoria Shah




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                               /s/ Douglas Schair
                               -------------------------------------------------
                               Douglas Schair



                               CITIVENTURE 96 PARTNERSHIP, L.P.


                               By: Chancellor LGT Asset Management, Inc.
                               as investment advisor


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               /s/ Jeffrey L. Barrett
                               -------------------------------------------------
                               Jeffrey L. Barrett


                               /s/ Stephen E. Coit
                               -------------------------------------------------
                               Stephen E. Coit


                               /s/ Steven H. Kane
                               -------------------------------------------------
                               Steven H. Kane


                               /s/ Lester J. Lloyd
                               -------------------------------------------------
                               Lester J. Lloyd




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]


                                       SCHEDULE I

PREFERRED SHAREHOLDERS


Henry L. Hillman, Elsie Hilliard Hillman and C. G. Grefenstette, Trustees of the
Henry L. Hillman Trust U/A dated
11/18/85
1800 Grant Building
Pittsburgh, PA 15219


C. G. Grefenstette and Thomas C. Bigley,     C. G. Grefenstette and Thomas C. Bigley,
Trustees U/A/T dated 8/28/68 for Juliet      Trustees U/A/T dated 8/28/68 for
Lea Hillman                                  Audrey Hilliard Hillman
1800 Grant Building                          1800 Grant Building
Pittsburgh, PA 15219                         Pittsburgh, PA 15219


C. G. Grefenstette and Thomas C. Bigley,     C. G. Grefenstette and Thomas C. Bigley,
Trustees U/A/T dated 8/28/68 for             Trustees U/A/T dated 8/28/68 for
William Talbott Hillman                      Henry L. Hillman, Jr.
1800 Grant Building                          1800 Grant Building
Pittsburgh, PA 15219                         Pittsburgh, PA 15219


Venhill Limited Partnership                  Juliet Challenger, Inc.
c/o Howard B. Hillman                        824 Market Street, Suite 900
Autotrol Technology                          Wilmington, DE 19801
12500 N. Washington Street                   Attn: Andrew McQuarrie
Denver, CO 80241-2404
with copy to:
Irene Riebe
Taconic Group, Inc.
158 Main Street
New Canaan, CT 06840




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]


ABS Employees' Venture Fund Limited          Second Century Growth Deferred
Partnership                                  Compensation Plan: Piper Jaffray, Inc.
c/o Dan Gunter                               c/o Buzz Benson
375 West Padonia Rd.                         222 South 9th St., 13th Floor
Timonium, MD 21093                           Minneapolis, MN 55402


The John Burroughs School Endowment          Noubar Afeyen
Fund                                         c/o PerSeptive Biosystems
c/o Keith Shahan                             500 Old Connecticut Pass
755 South Price Road                         Framingham, MA 01701
St. Louis, MO 63124


Stanley Lapidus                              Douglas Schair
c/o Exact Laboratories, Inc.                 601 Chandlers Wharf
63 Great Road                                Portland, ME 04101
Maynard, MA 01754


Polaris Venture Partners, L.P.               Landmark Ventures, Limited Partnership
Bay Colony Corporate Center                  1119 St. Paul Street
1000 Winter Street, Suite 3350               Baltimore, MD 21202
Waltham, MA 02154


Polaris Venture Partners Founders' Fund,     Aeneas Venture Corporation
L.P.                                         c/o Harvard Management
Bay Colony Corporate Center                    Company, Inc.
1000 Winter Street, Suite 3350               600 Atlantic Avenue
Waltham, MA 02154                            Boston, MA 02210


One Liberty Fund III, L.P.                   William H. Younger, Jr.
One Liberty Square                           c/o Sutter Hill Ventures
Boston, MA 02109                             755 Page Mill Road
                                             Suite A200
                                             Palo Alto, CA 94304



       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

Gilde International B.V.                     Genstar Investment Corporation
c/o One Liberty                              Metro Tower, Suite 1170
  Partners III, L.P.                         Foster City, CA 94404
One Liberty Square                           Attn: Mr. R. D. Paterson
Boston, MA 02109


Charles River Partnership VII,               Wells Fargo Bank, Trustee
  Limited Partnership                        SHV M/P/T FBO David L. Anderson
Ten Post Office Square,                      Attn: Annik Prasad
 Suite 1330                                  MAC #0101-021
Boston, MA 02109                             420 Montgomery Street, 2nd Floor
                                             San Francisco, CA 94104


New Enterprise Associates IV,                Wells Fargo Bank, Trustee
 Limited Partnership                         SHV M/P/T FBO Tench Coxe
1119 St. Paul Street                         Attn: Annik Prasad
Baltimore, MD 21202                          MAC #0101-021
                                             420 Montgomery Street, 2nd Floor
                                             San Francisco, CA 94104


New Venture Partners III, Limited            Catalyst Ventures, Limited
Partnership                                    Partnership
1119 St. Paul Street                         1119 St. Paul Street
Baltimore, MD 21202                          Baltimore, MD 21202


Highland Capital Partners II,                The Stanley Research Foundation
Limited Partnership                          Dr. Theodore H. Stanley
One International Place                      Professor of Anesthesia
Boston, MA 02110                             University of Utah
                                                Medical School
                                             Department of Anesthesia
                                             50 North Medical Drive
                                             Salt Lake City, Utah 84132


Mayfield Associates                          Philip G. Aberizk
2800 Sand Hill Road                          89 River Road
Menlo Park, CA 94025                         W. Newbury, MA 01985




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

Mayfield Medical Partners                    Ziad and Lori Chamoun
2800 Sand Hill Road                          100A Green Street
Menlo Park, CA 94025                         Milton, MA 02186


Mayfield VI                                  Stephen C. Coit
2800 Sand Hill Road                          32 Vinebrook Road
Menlo Park, CA 94025                         Lexington, MA 02173


Sutter Hill Ventures,                        Anne De Gheest
 a California Limited                        Upstar Consulting
 Partnership                                 12133 Foothill Lane
c/o Sutter Hill Ventures                     Los Altos, CA 94022
755 Page Mill Road
Suite A200
Palo Alto, CA 94304


Tow Partners, a California                   Philip Devlin as Custodian for
 Limited Partnership                          Michael Travers Devlin
c/o Sutter Hill Ventures                     33 Clearwater Road
755 Page Mill Road                           Brookline, MA 02167
Suite A200
Palo Alto, CA 94304


Paul M. and Martha R. Wythes,                Farhat N. Homsy, M.D.
Trustees of the Wythes Living Trust          2 South Street
c/o Sutter Hill Ventures                     Chestnut Hill, MA 02167
755 Page Mill Road
Suite A200
Palo Alto, CA 94304


G. Leonard Baker, Jr.                        Veena C. Saini
c/o Sutter Hill Ventures                     24 Brook Street
755 Page Mill Road                           Brookline, MA 02146
Suite A200
Palo Alto, CA 94304




                  [Third Amended and Restated Voting Agreement]

William H. Younger, Jr.,                     Mary Lee Young
Trustee of the Younger Living Trust          123 Balboa Circle
c/o Sutter Hill Ventures                     Oak Ridge, TN  37830
755 Page Mill Road
Suite A200
Palo Alto, CA  94304


Tench Coxe                                   Zed International, Inc.
c/o Sutter Hill Ventures                     c/o Thomas J. Landergan
755 Page Mill Road                           BankBoston, N.A.
Suite A200                                   01-05-03
Palo Alto, Ca  94304                         P.O. Box 1890
                                             Boston, MA  02105


David L. Anderson                            Theodore H. Stanley &
c/o Sutter Hill Ventures                           Mary O. Stanley
755 Page Mill Road                           4800 Oak Terrace
Suite A200                                   Salt Lake City, Utah  84124
Palo Alto, Ca  94304


James C. Gaither                             The Lown Cardiovascular Fdn.
c/o Sutter Hill Ventures                     Louise Lown, Treasurer
755 Page Mill Road                           194 Hobart Road
Suite A200                                   Chestnut Hill, MA  02167
Palo Alto, Ca  94304


Ronald L. Perkins                            Steven H. Kane
c/o Sutter Hill Ventures                     2 Ben Arthur's Way
755 Page Mill Road                           Dover, MA 02030
Suite A200
Palo Alto, Ca  94304


Genstar Investment Corporation               J. Neal Armstrong
Metro Tower # 1170                           20 Cedar Ridge Road
950 Tower Lane                               N. Attleboro, MA  02760
Foster City, CA 94404-2121




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

Merrill, Pickard, Anderson &                J. Breckenridge Eagle
 Eyre IV Limited Partnership                Box 1197
1000 Winter Street                          Mattapoisett, MA 02739
Suite 1080
Waltham, MA 02154


H&D Investments II                          Glen Wegner, MD
c/o Hale and Dorr LLP                       22 Lathrop Road
60 State Street                             Wellesley, MA 02181
Boston, MA 02109


Robert Carpenter                            Timothy J. Crowley, MD
9 Lowell Road                               42 Candy Hill Lane
Wellesley Hills, MA 02181                   Sudbury, MA 01776


Vikas Saini, M.D.                           Interstock Anstalt fur Vermogens und
24 Brook Street                               Trust Verwaltung
Brookline, MA 02146                         c/o Ernst Bloathlinger
                                            Herrengasse 21
                                            FL-9490 Vaduz
                                            Liechtenstein


Vijay J. Shah                               Richard & Julie Rogers
7 Fanueil Hall                              4 Fordyce Lane
Boston, MA 02159                            Ladue, MO 63124


Jeffrey L. Barrett                          Bayview Investors, Limited
20 Tavern Circle                            Robertson Stephens & Co.
Sudbury, MA 01776                           555 California Street
                                            San Francisco, CA 94104


Robert R Everett                            Theodore H. Ashford
80 Rollingwood Land                         3801 Kennett Pike B107
Concord, MA  01742                          Greenville, DE 19807




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]


HLM Partners VII, L.P.                       Orchid & Co., nominee for
HLM Management                                 T. Rowe Price Threshold
c/o Peter Grua                                 Fund III, L.P.
222 Berkeley Street, #2150                   c/o Junerose Sordoni
Boston, MA  02116                            T. Rowe Price Assoc. Inc.
                                             100 East Pratt
                                             Baltimore, MD  21202


SVE Star Venture Enterprises                 Nassib G. Chamoun
  No. V A German Civil Law                   c/o Aspect Medical Systems, Inc.
  Partnership (with limitation of            2 Vision Drive
    liability)                               Natick, MA 01760
c/o Andreas Hofbauer
Star Venture Management
Possartstr. 9
D-81679 Munich
Germany


SVM StarVentures                             Chancellor LGT Private Capital Partners
  Managementgesellschaft mbH Nr.3              III, L.P.
    & Co. Beteilungs KG                      c/o Mark Radovanovich
c/o Andreas Hofbauer                         1166 Avenue of the Americas
Star Venture Management                      New York, NY  16636
Possartstr. 9
D-81679 Munich
Germany


Citiventure 96 Partnership, L.P.             Fishers Island Partners
c/o Mark Radovanovich                        c/o Nathan Saint-Amand, M.D.
1166 Avenue of the Americas                  2 East 88th Street
New York, NY  16636                          New York, NY 10128


Suzanne M. Otterbein                         Douglas N. Young
23 Common Street                             10020 Park Royal Drive
Charlestown, MA 02129                        Great Falls, VA 22066-1856


David C. Zraket                              Caroline Zraket Pratt
57 Meacham Road                              100 Kelsey Place
Somerville, MA 02144                         Madison, CT 06443




       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

Donald R. Stanski, M.D.                      Victoria J. Shah
c/o Dept. of Anesthesia, Rm H-3584A          c/o V. J. Shah & Co.
Stanford University Hospital                 7 Fanueil Hall
Stanford, CA 04305                           Boston, MA 02109


Nina Rohrbasser                              Lester J. Lloyd
c/o V. J. Shah & Co.                         7 Haciendas Road
7 Fanueil Hall                               Orinda, CA 94563
Boston, MA 02109

























       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                                   SCHEDULE II

KEY STOCKHOLDERS

Nassib G. Chamoun
78 Bingham Avenue
Dedham, MA 02026


The Lown Cardiovascular
  Research Foundation
c/o Bernard Lown, M.D.
194 Hobart Road
Chestnut Hill, MA 02167


Vikas Saini
24 Brook Street
Brookline, MA 02146


Charles A. Zraket
71 Sylvan Lane
Weston, MA 02193


David C. Zraket
76 Lexington Avenue, #2
Somerville, MA 02144







       [Third Amended and Restated Right of Refusal and Co-Sale Agreement]

                                                                    Schedule III

                          ASPECT MEDICAL SYSTEMS, INC.

                             INSTRUMENT OF ACCESSION



         The undersigned, _______________________, as a condition precedent to
becoming the owner or holder of record of _________________ (           ) shares
of the Common Stock, $.01 par value per share, of Aspect Medical Systems, Inc., a Delaware corporation (the "Corporation"), hereby agrees to become a party to and bound by that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of February __, 1998, by and among the Corporation and other shareholders of the Corporation. This Instrument of Accession shall take effect and shall become an integral part of the said Third Amended and Restated Right of First Refusal and Co-Sale Agreement immediately upon execution and delivery to the Corporation of this Instrument.

         IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the Commonwealth of Massachusetts, as of the date below written.


                                        Signature: _____________________________

                                        Address: _______________________________

                                                 _______________________________

                                        Date: __________________________________

                                        Accepted by:

ASPECT MEDICAL SYSTEM, INC.

By: __________________________

Date: ________________________